UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 27, 2007

Lifevantage Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Colorado	000-30489	90-0224471
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6400 S. Fiddler's Green Circle, Suite 1970, Greenwood Village, Colorado		80111
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	720-488-1711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 26, 2007, Lifevantage Corporation (the "Company") sold Units in a private placement offering, which each consist of a convertible debenture with a principal amount of $10,000 bearing interest at a rate of 8% per annum with a maturity date of three years from the closing date of the offering, and a warrant to purchase 50,000 shares of common stock of the Company (the "Units"), in the aggregate amount of $1,075,000. The terms of the Units and additional information about the offering are provided under Item 3.02 of this Form 8-K, which is incorporated herein by reference in its entirety.

Upon certain Events of Default set forth in the convertible debentures, all outstanding principal and accrued interest under the convertible debentures will become due and payable upon the election of the holder, including liquidation or dissolution of the Company, an assignment of a majority of the Company’s assets or failure to pay an amount due under the convertible debentures within ten days of a payment due date. Upon certain Events of Default set forth in the convertible debentures, all outstanding principal and accrued interest under the convertible debentures will become automatically due and payable, including the filing of any petition for relief under any bankruptcy law or any assignment for the benefit of creditors.

A form of the Convertible Debenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On September 26, 2007, the Company sold Units, which each consist of a convertible debenture with a principal amount of $10,000 and a warrant to purchase 50,000 shares of common stock of the Company, in the aggregate amount of $1,075,000. The Company sold the Units in the initial closing of a private placement offering in which the Company will receive gross proceeds from the sale of Units of a minimum of $1,000,000 and up to a maximum of $2,000,000, less 10% commissions and expense reimbursements (the "Offering"). The Company may elect to sell additional Units in the Offering in an amount of up to $500,000 in its discretion.

The Units were offered and sold in the Offering only to persons who meet the definition of "accredited investor" set forth in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, or to persons who are not "U.S. persons" as defined in Regulation S under the Securities Act, pursuant to exemptions from registration provided by Rule 506 of Regulation D of the Securities Act and Regulation S of the Securities Act.

Convertible Debentures

Each Unit includes a convertible debenture in a principal amount of $10,000, bearing interest at 8% per annum with a maturity date of three years from the closing date of the Offering. Upon the maturity date, all principal and interest will be paid in full or converted into common stock of the Company at a conversion price of the lower of $0.20 per share or the average trading price for the 10 days immediately prior to the Maturity Date, subject to certain conditions being fulfilled at the time of conversion. Holders of the convertible debentures may elect to convert the convertible debentures into common stock of the Company at $0.20 per share at any time following the closing date of the Offering.

If during the term of the convertible debentures (i) the Company fails to remain subject to the reporting requirement under the Securities Exchange Act of 1934 for a period of at least 45 consecutive days, (ii) the Company fails to materially comply with the reporting requirements under the Exchange Act for a period of 45 consecutive days, (iii) the Company’s common stock is no longer quoted on the Over the Counter Bulletin Board or listed or quoted on a securities exchange, or (iv) a Change of Control is consummated, the Company will be required upon the election of the holder to redeem the convertible debentures in an amount equal to 150% of the principal amount of the convertible debenture. "Change of Control" means the closing of any of the following: (a) the sale, conveyance or disposition of all or substantially all of the assets of the Company; (b) the effectuation of a transaction or series of related transactions by the Company in which more than 50% of the voting power of the Company is disposed of (other than as a direct result of the issuance of securities by the Company in a capital raising transaction); (c) the consolidation, merger or other business combination of the Company with or into any other entity, immediately following which the prior stockholders of the Company fail to own, directly or indirectly, at least 50% of the voting equity of the surviving entity; (d) a transaction or series of transactions in which any person or "group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) acquires more than 50% of the voting equity of the Company (other than the issuance of securities by the Company in a capital raising transaction); or (e) a transaction or series of transactions that constitutes or results in a "going private transaction" (as defined in Section 13(e) of the Exchange Act and the regulations thereunder).

Warrants

Each Unit includes a warrant to purchase 50,000 shares of the Company’s common stock at an exercise price of $0.30 per share. The warrants have a five-year term and may be exercised at any time following issuance. The warrants may be exercised on a cashless basis beginning one year after the closing date of the Offering at any time that the Company fails to have a current prospectus available for immediate resale of the common stock underlying the warrants.

Subject to 30 business days’ prior notice to the holders of the warrants, and provided a registration statement is in effect covering the common stock underlying the warrants, all, but not less than all, of the warrants will be callable by the Company at $0.01 per share at any time after the closing price of the Company’s common stock exceeds 250% of $0.20 per share for any 20 consecutive trading days and average daily volume during the same period exceeds an average of 150,000 shares per day.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1 Form of Convertible Debenture

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifevantage Corporation

September 28, 2007	By:	Bradford K. Amman

Name: Bradford K. Amman
Title: Treasurer

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Exhibit Index

Exhibit No.	Description

4.1	Exhibit 4.1 Form of Convertible Debenture